UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 19, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                      0-20859                75-2287752
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01                  Other Events.

         Geron Corporation (the "Company") deems the following information to be material:

         On November 10, 2004, the Company issued warrants to purchase an aggregate of 6,042,623 shares of Common Stock (the "2004 Warrants") in connection with an offering with certain institutional investors. The Company issued three types of 2004 Warrants, to which we refer as the 2004 A Warrants, the 2004 B Warrants and the 2004 C Warrants, respectively. The A Warrants are warrants to purchase up to an aggregate of 2,295,082 shares of Common Stock, which are exercisable from time to time at a price of $8.62 per share during the period from May 11, 2005 until November 12, 2008. The 2004 B Warrants were warrants to purchase up to an aggregate of 2,049,180 shares of Common Stock, which were fully exercised on January 10, 2005 at an exercise price $6.10 per share for total proceeds of $12.5 million. The 2004 C Warrants, for which the Company received proceeds per underlying share equal to the purchase price per share of Common Stock ($6.10), were warrants to purchase up to an aggregate of 1,698,361 shares of Common Stock which were fully exercised in December 2004. The 2004 Warrants and the shares of Common Stock underlying the 2004 Warrants were issued pursuant to a registration statement on Form S-3 (File No. 333-115195) (the "2004 Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.001 par value ("Common Stock"), preferred stock, warrants and other securities with a maximum aggregate offering price of $150,000,000, which Registration Statement was declared effective on June 30, 2004.

         On December 13, 2006, the Company issued warrants to purchase an aggregate of 6,451,686 shares of Common Stock (the "2006 Warrants") in connection with an offering with certain institutional investors. The Company issued three types of 2006 Warrants, to which we refer as the 2006 A Warrants, the 2006 B Warrants and the 2006 C Warrants, respectively. The 2006 A Warrants are warrants to purchase up to an aggregate of 3,000,000 shares of Common Stock which are exercisable from time to time at an price of $10.21 per share during the period from June 15, 2007 to December 15, 2010. The 2006 B Warrants were warrants to purchase up to an aggregate of 1,875,000 shares of Common Stock at a price of $8.00 pre share, which was fully exercised on February 27, 2007 for total proceeds of $15.0 million. The 2006 C Warrants, for which the Company received proceed per underlying share equal to the purchase price per Common Stock ($8.00), were warrants to purchase up to an aggregate of 1,576,686 shares of Common Stock which were fully exercised in September 2007. The 2006 Warrants and the shares of Common Stock underlying the 2006 Warrants were issued pursuant to a registration statement on Form S-3 (File No. 333-136327) filed on August 4, 2006 (the "2006 Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.001 par value ("Common Stock"), preferred stock, warrants and debt securities with a maximum aggregate offering price of $250,000,000, which Registration Statement was declared effective on August 18, 2006.

         On February 26, 2007, the Company agreed to issue additional warrants to purchase an aggregate of 1,125,000 shares of Common Stock ("2007 D Warrants") to the certain institutional investors in connection with the full exercise of the 2006 B Warrants. The 2007 D Warrants are exercisable from time to time,


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beginning June 13, 2007 until December 15, 2010 at a price of $10.21 per share.
The D Warrants and the shares of Common Stock underlying the D Warrants were issued pursuant to the 2006 Registration Statement.

         On December 19, 2007, the Company amended certain terms of the outstanding 2004 A Warrants, 2006 A Warrants and 2007 D Warrants in exchange for aggregate consideration of $3.6 million. Under the amended terms, the exercise price of the 2004 A Warrants, 2006 A Warrants and the 2007 D Warrants shall be $7.50 per share during the period from December 20, 2007 until December 15, 2009. If, on December 15, 2009, the average of the closing bid prices of the Common Stock for the five trading day period ending on December 15, 2009 is below $7.50, then the exercise price shall equal such lower price, but shall be no less than $6.80 per share. The end of the exercisable period for the 2004 A Warrants was extended from November 10, 2008 to November 10, 2011. The end of the exercisable period for 2006 A Warrants and the 2007 D Warrants was extended from December 15, 2010 to December 15, 2011. The number of shares underlying each warrant was unchanged. In the event that the Company is acquired for consideration, consisting wholly or in part of cash, by a company whose stock does not trade on one of certain leading exchanges, the holders of these amended and restated warrants may exchange their warrants for the theoretical value of those warrants, based on a Black-Scholes valuation.


Item 9.01.        Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                                    None.

                  (b) Pro Forma Financial Information.

                                    None.

                  (c) Shell Company Transactions.

                                    None.

                  (d) Exhibits.

                                    4.1     Form of 2004 A Warrant Amendment to
                                            be issued by the Company to certain
                                            purchasers.

                                    4.2     Form of 2006 A Warrant Amendment to
                                            be issued by the Company to certain
                                            purchasers.

                                    4.3     Form of 2007 D Warrant Amendment to
                                            be issued by the Company to certain
                                            purchasers.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GERON CORPORATION

Date: December 21, 2007                By:  /s/ David J. Earp
                                            -----------------------------------
                                            David J. Earp
                                            Senior Vice President, Business
                                            Development and Chief Patent Counsel

                                  EXHIBIT INDEX

   Exhibit
     No.                                   Description
-----------   ------------------------------------------------------------------
     4.1 Form of 2004 A Warrant Amendment to be issued by the Company to certain purchasers.
     4.2 Form of 2006 A Warrant Amendment to be issued by the Company to certain purchasers.
     4.3 Form of 2007 D Warrant Amendment to be issued by the Company to certain purchasers.